SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Long-Term Portfolio
Vermont Municipal Portfolio

CALVERT MUNICIPAL FUND, INC.
Calvert National Municipal Intermediate Fund

Statement of Additional Information dated April 30, 2008
Date of Supplement:  March 18, 2009

James O’Boyle no longer serves as a portfolio manager of the Funds.  All references to Mr. O’Boyle in the “Portfolio Manager Disclosure” section beginning on page 24 are no longer applicable.